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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K
                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 2, 2001


                                C-COR.net Corp.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)

       Pennsylvania                       0-10726                24-0811591
-------------------------------      ------------------    --------------------
(State or other jurisdiction of       (Commission File       (I.R.S. Employer
incorporation or organization)        Number)               Identification No.)

 60 Decibel Road, State College, Pennsylvania              16801
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    (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:           (814) 238-2461


        (Former name or former address, if changed since last report.)
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Item 7.    Financial Statements and Exhibits.

          (c)  Exhibits

          Number              Description of Document
          ------              -----------------------

          99                  Analyst Day Presentation Materials

Item 9.  Regulation FD Disclosure.

          The Registrant held an Analyst Day at its headquarters located at 60 Decibel Road, State College, Pennsylvania on Friday, November 2, 2001 that began at 9:00 AM and ended at 3:00 PM (ET). During an initial general session, corporate management provided attendees a strategic and financial overview of the Registrant with a particular focus on its recent acquisitions and ensuing alignment into three business divisions that, together, offer the broadband market a full complement of advanced network products and services.

          Following the general session, the Registrant held smaller concurrent sessions, during which the Registrant's divisional presidents and technology leaders focused specifically on how the Registrant's products and services provide value-added benefit to customers by supporting the integrity of the network through its complete life cycle.

          The information provided to participants during the day has been attached to this Form 8-K as Exhibit 99.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


C-COR.net Corp.
(Registrant)

November 2, 2001


By: /s/ David A. Woodle
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Name: David A. Woodle
Title: Chief Executive Officer